EXHIBIT 16

                          SCHEDULES FOR COMPUTATIONS OF
                             PERFORMANCE QUOTATIONS

                              WRL SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     5.03%

                      ERV=   $1,053.00

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     3.86%

                      ERV=   $1,208.49

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     4.99%

                      ERV=   $1,627.34

                      P=     $1,000.00

                      N=     10


                                       1
EXHIBIT 16

FOR THE PERIOD OCTOBER 2, 1986 THROUGH DECEMBER 31, 1996:

                      T=     4.98%

                      ERV=   $1,645.67

                      P=     $1,000.00

                      N=     10.25

                                       2
EXHIBIT 16

                              WRL SERIES FUND, INC.

                                 BOND PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     0.14%

                      ERV=   $1,001.40

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     6.77%

                      ERV=   $1,387.54

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     7.40%

                      ERV=   $2,041.94

                      P=     $1,000.00

                      N=     10

                                       3
EXHIBIT 16

FOR THE PERIOD OCTOBER 2, 1986 THROUGH DECEMBER 31, 1996:

                      T=     7.63%

                      ERV=   $2,124.79

                      P=     $1,000.00

                      N=     10.25

                                       4
EXHIBIT 16

                              WRL SERIES FUND, INC.

                                GROWTH PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     17.96%

                      ERV=   $1,179.60

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     11.11%

                      ERV=   $1,693.42

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     17.98%

                      ERV=   $5,224.97

                      P=     $1,000.00

                      N=     10

                                        5
EXHIBIT 16

FOR THE PERIOD OCTOBER 2, 1986 THROUGH DECEMBER 31, 1996:

                      T=     17.66%

                      ERV=   $5,295.97

                      P=     $1,000.00

                      N=     10.25

                                       6
EXHIBIT 16

                              WRL SERIES FUND, INC.

                   SHORT TO INTERMEDIATE GOVERNMENT PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     3.48%

                      ERV=   $1,034.80

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                        7
EXHIBIT 16

FOR THE PERIOD DECEMBER 3, 1992 THROUGH DECEMBER 31, 1996:

                      T=     5.18%

                      ERV=   $1,228.82

                      P=     $1,000.00

                      N=     4.08


                                       8
EXHIBIT 16

                              WRL SERIES FUND, INC.

                                GLOBAL PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     27.74%

                      ERV=   $1,277.40

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10


                                       9
EXHIBIT 16

FOR THE PERIOD DECEMBER 3, 1992 THROUGH DECEMBER 31, 1996:

                      T=     20.82%

                      ERV=   $2,163.35

                      P=     $1,000.00

                      N=     4.08


                                        10
EXHIBIT 16

                              WRL SERIES FUND, INC.

                        STRATEGIC TOTAL RETURN PORTFOLIO
                       (formerly Equity-Income Portfolio)
                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     15.00%

                      ERV=   $1,150.00

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       11
EXHIBIT 16

FOR THE PERIOD MARCH 1, 1993 THROUGH DECEMBER 31, 1996:

                      T=     13.36%

                      ERV=   $1,618.55

                      P=     $1,000.00

                      N=     3.84

                                       12
EXHIBIT 16

                              WRL SERIES FUND, INC.

                            EMERGING GROWTH PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     18.88%

                      ERV=   $1,188.80

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10


                                       13
EXHIBIT 16

FOR THE PERIOD MARCH 1, 1993 THROUGH DECEMBER 31, 1996:

                      T=     20.04%

                      ERV=   $2,016.56

                      P=     $1,000.00

                      N=     3.84

                                       14
EXHIBIT 16

                              WRL SERIES FUND, INC.

                           AGGRESSIVE GROWTH PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     10.45%

                      ERV=   $1,104.50

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

FOR THE PERIOD MARCH 1, 1994 THROUGH DECEMBER 31, 1996:

                      T=     15.50%

                      ERV=   $1,505.68

                      P=     $1,000.00

                      N=     2.84

                                       16
EXHIBIT 16

                              WRL SERIES FUND, INC.

                               BALANCED PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     10.72%

                      ERV=   $1,107.20

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10


                                       17
EXHIBIT 16

FOR THE PERIOD MARCH 1, 1994 THROUGH DECEMBER 31, 1996:

                      T=     8.19%

                      ERV=   $1,250.52

                      P=     $1,000.00

                      N=     2.84

                                       18
EXHIBIT 16

                              WRL SERIES FUND, INC.

                            GROWTH & INCOME PORTFOLIO
                          (formerly Utility Portfolio)
                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     11.64%

                      ERV=   $1,116.40

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       19
EXHIBIT 16

FOR THE PERIOD MARCH 1, 1994 THROUGH DECEMBER 31, 1996:

                      T=     10.69%

                      ERV=   $1,334.34

                      P=     $1,000.00

                      N=     2.84

                                       20
EXHIBIT 16

                              WRL SERIES FUND, INC.

                       TACTICAL ASSET ALLOCATION PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     14.42%

                      ERV=   $1,144.20

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10


                                       21
EXHIBIT 16

FOR THE PERIOD JANUARY 3, 1995 THROUGH DECEMBER 31, 1996:

                      T=     17.27%

                      ERV=   $1,373.04

                      P=     $1,000.00

                      N=     1.99

                                       22
EXHIBIT 16

                              WRL SERIES FUND, INC.

                            C.A.S.E. GROWTH PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     17.50%

                      ERV=   $1,175.00

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       23
EXHIBIT 16

FOR THE PERIOD MAY 1, 1995 THROUGH DECEMBER 31, 1996:

                      T=     23.22%

                      ERV=   $1,417.22

                      P=     $1,000.00

                      N=     1.67

                                       24
EXHIBIT 16

                              WRL SERIES FUND, INC.

                       C.A.S.E. GROWTH & INCOME PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     19.22%

                      ERV=   $1,192.20

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       25
EXHIBIT 16

FOR THE PERIOD MAY 1, 1995 THROUGH DECEMBER 31, 1996:

                      T=     20.66%

                      ERV=   $1,368.39

                      P=     $1,000.00

                      N=     1.67

                                       26
EXHIBIT 16

                              WRL SERIES FUND, INC.

                        C.A.S.E. QUALITY GROWTH PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     17.54%

                      ERV=   $1,175.40

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       27
EXHIBIT 16

FOR THE PERIOD MAY 1, 1995 THROUGH DECEMBER 31, 1996:

                      T=     18.89%

                      ERV=   $1,335.04

                      P=     $1,000.00

                      N=     1.67

                                       28
EXHIBIT 16

                              WRL SERIES FUND, INC.

                             GLOBAL SECTOR PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10


                                       29
EXHIBIT 16

FOR THE PERIOD MAY 1, 1996 THROUGH DECEMBER 31, 1996:

                      T=     6.08%

                      ERV=   $1,040.34

                      P=     $1,000.00

                      N=     .67

                                       30
EXHIBIT 16

                              WRL SERIES FUND, INC.

                               US SECTOR PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       31
EXHIBIT 16

FOR THE PERIOD MAY 1, 1996 THROUGH DECEMBER 31, 1996:

                      T=     4.25%

                      ERV=   $1,028.28

                      P=     $1,000.00

                      N=     .67

                                       32
EXHIBIT 16

                              WRL SERIES FUND, INC.

                            FOREIGN SECTOR PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=( (ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       33
EXHIBIT 16

FOR THE PERIOD MAY 1, 1996 THROUGH DECEMBER 31, 1996:

                      T=     3.44%

                      ERV=   $1,022.92

                      P=     $1,000.00

                      N=     .67

                                       34
EXHIBIT 16

                              WRL SERIES FUND, INC.

                             VALUE EQUITY PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T=((ERV + P)1/N) - 1

WHERE:                T=     Average Annual Total Return

                      ERV= Ending redeemable value of the initial investment for the period shown

                      P=     $1,000.00 initial investment

                      N=     Number of years

FOR THE ONE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00 initial investment

                      N=     1

FOR THE FIVE YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     5

FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1996:

                      T=     N/A

                      ERV=   N/A

                      P=     $1,000.00

                      N=     10

                                       35
EXHIBIT 16

FOR THE PERIOD MAY 1, 1996 THROUGH DECEMBER 31, 1996:

                      T=     13.19%

                      ERV=   $1,086.55

                      P=     $1,000.00

                      N=     .67

                                       36
EXHIBIT 16